Exhibit 10.1
THIRD OMNIBUS AMENDMENT TO
TRANSACTION DOCUMENTS
THIS THIRD OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of December 13, 2007 (this “Amendment”), is entered into by and among LENNOX INDUSTRIES INC., HEATCRAFT REFRIGERATION PRODUCTS LLC, LPAC CORP., YC SUSI TRUST, BANK OF AMERICA, NATIONAL ASSOCIATION, MARKET STREET FUNDING LLC, PNC BANK, NATIONAL ASSOCIATION, LIBERTY STREET FUNDING LLC and THE BANK OF NOVA SCOTIA and consented to by LENNOX INTERNATIONAL INC. (the “Assurance Provider”). Capitalized terms used and not otherwise defined herein are used as defined in the Transaction Documents (as defined in the Receivables Purchase Agreement, which is defined below).
WHEREAS, the Seller, the Master Servicer, Liberty Street, Scotiabank, YC SUSI Trust and Bank of America, National Association have entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 16, 2003 (as amended to the date hereof, the “Original Receivables Purchase Agreement” and, as amended hereby, the “Receivables Purchase Agreement”);
WHEREAS, LPAC Corp, Lennox and Heatcraft Refrigeration have entered into that certain Purchase and Sale Agreement, dated as of June 19, 2000 (as amended to the date hereof, the “Original Sale Agreement” and, as amended hereby, the “Sale Agreement”);
WHEREAS, Lennox International, for the benefit of the Beneficiaries (as defined in the Assurance Agreement, which is defined below) has entered into that certain Amended and Restated Assurance Agreement, dated as of June 16, 2003; (as amended to the date hereof, the “Original Assurance Agreement” and, as amended hereby, the “Assurance Agreement”);
WHEREAS, the parties hereto are entering into this Amendment to, among other things, (i) remove Scotiabank as the Administrative Agent and substitute in lieu thereof Bank of America, National Association (“Bank of America”) as successor to Scotiabank in the capacity of Administrative Agent, (ii) remove Liberty Street Funding LLC as a Purchaser, (iii) remove Scotiabank as the Liberty Street Purchaser Agent, (iv) add Market Street Funding LLC (“Market Street”) as a Purchaser, (v) add PNC Bank, National Association (“PNC Bank”) as the Market Street Purchaser Agent, (vi) add PNC Bank as a Market Street Investor (the “Market Street Investor”) and (vii) terminate the obligations of Heatcraft Refrigeration as a Seller under the Sale Agreement;
WHEREAS, the parties hereto desire to create a new Purchaser Group consisting of Market Street as the Purchaser, the Market Street Investor as the Investor of such Purchaser Group and the Market Street Purchaser Agent as the Purchaser Agent of such Purchaser Group (together with Market Street and the Market Street Investor, the “Market Street Purchaser Group”), upon the terms and conditions and as set forth herein;

WHEREAS, (i) Liberty Street Funding LLC (the “Terminating Purchaser”) wishes to terminate its interest in all of the Terminating Purchaser’s right, title and interest and obligations as a Purchaser under the Original Receivables Purchase Agreement, (ii) Scotiabank (the “Terminating Liberty Street Investor”) wishes to terminate its interest in all of its right, title and interest and obligations as a Liberty Street Investor under the Original Purchase Agreement, including, without limitation, its Commitment in the amount of $75,000,000; and
WHEREAS, Market Street wishes to assume the right, title and interest and obligations as a Purchaser under the Receivables Purchase Agreement and the Market Street Investor wishes to assume the right, title and interest and obligations as a Market Street Investor under the Receivables Purchase Agreement, in each case, upon the terms and subject to the conditions herein contained;
WHEREAS, the parties hereto desire to make other modifications to the Transaction Documents as set forth herein;
NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1. Global Amendments. Effective as of the Effective Date, the Transaction Documents are hereby amended as follows:
(a) Administrative Agent Succession. Bank of America shall be successor Administrative Agent to Scotiabank for all purposes of the Transaction Documents. Bank of America hereby assumes all of the rights, duties and obligations of the “Administrative Agent” under the Transaction Documents. Scotiabank hereby assigns all of its security interests and other rights, duties and obligations as administrative agent under the Transaction Documents to Bank of America. Any and all references in the Transaction Documents to Scotiabank in its capacity as “Administrative Agent” are hereby amended to refer to “Bank of America” in the related capacity. Scotiabank shall no longer have any rights, obligations or duties as “Administrative Agent” under any of the Transaction Documents from and after the Effective Date. It is agreed by each of the parties hereto that Bank of America shall have no liability for any action taken or not taken by Scotiabank on or prior to the Effective Date.
(b) Liberty Street Termination; Market Street Joinder;.
(i) Liberty Street Termination. Upon the payment on the Effective Date by the Seller to the Liberty Street Purchaser Agent for the benefit of the Liberty Street Investors of all Earned Discount, Principal, Program Fees and Unused Fees accrued through December 12, 2007, Liberty Street, the Liberty Street Purchaser Agent, the Liberty Street Investors and the Liberty Street Purchaser Group shall cease to be parties to the Transaction Documents for all purposes and, Liberty Street, the Liberty Street Purchaser Agent, the Liberty Street Investors and the Liberty Street Purchaser Group hereby assign all of their respective right, title and interest in, to and under each Asset Tranche funded by the Liberty Street Purchaser Group to the Seller and none of Liberty Street, the Liberty Street Purchaser Agent, the Liberty Street Investors and the Liberty Street Purchaser Group shall have any rights, obligations or duties under any of the Transaction Documents from and after the Effective Date.

(ii) Market Street Joinder. From and after the Effective Date, (w) Market Street shall be a Purchaser under the Transaction Documents, (x) PNC Bank shall be the Market Street Purchaser Agent under the Transaction Documents, (y) PNC Bank shall be a Market Street Investor under the Transaction Documents and (z) each of them shall have all of the rights, duties and obligations of a Purchaser, a Purchaser Agent and an Investor, as applicable, under the Transaction Documents. Each of Market Street and PNC Bank hereby appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Administrative Agent by the terms thereof.
(c) Termination of Heatcraft Refrigeration Obligations. As of the Effective Date, the parties hereto agree that Heatcraft Refrigeration will no longer sell, transfer, absolutely assign, set over or convey Receivables originated by it, Related Rights and the proceeds thereof (collectively “Heatcraft Receivables”), to the Company under the Original Sale Agreement. As of the Effective Date, the Sale Agreement shall cease to constitute a continuing obligation of Heatcraft Refrigeration from and after the Effective Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by Heatcraft Refrigeration pursuant to Article V, Article VIII and the provisions of Section 10.4 shall be continuing and shall survive any termination of the Sale Agreement, with respect to Heatcraft Refrigeration.
(d) Each reference in the Transaction Documents to each of the following terms are hereby amended to refer to the related new defined term referred to below:
“Liberty Street” shall refer to “Market Street”;
“Liberty Street Broken Funding Costs” shall refer to “Market Street Broken Funding Costs”;
“Liberty Street CP Costs” shall refer to “Market Street CP Costs”;
“Liberty Street Liquidity Agreement” shall refer to “Market Street Liquidity Agreement”;
“Liberty Street Liquidity Bank” shall refer to “Market Street Liquidity Bank”;
“Liberty Street Purchaser Agent” shall refer to “Market Street Purchaser Agent”;
“Liberty Street Purchaser Account” shall refer to “Market Street Purchaser Account”;
“Liberty Street Purchaser Group” shall refer to “Market Street Purchaser Group”; and

“Liberty Street Purchaser Group Limit” shall refer to “Market Street Purchaser Group Limit”.
SECTION 2. Commitment of Market Street Investor and Yorktown Investor.
(a) Effective as of the Effective Date, the Market Street Purchaser Group Limit of PNC Bank as a Market Street Investor shall be $50,000,000.
(b) Effective as of the Effective Date, the Yorktown Purchaser Group Limit of Bank of America as a Yorktown Investor shall be $75,000,000.
SECTION 3. Acknowledgments of Market Street Purchasers and Purchaser Agent. Each member of the Market Street Purchaser Group hereby (a) confirms that it has received copies of the Purchase Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment, become a party to the Purchase Agreement and fulfill its obligations thereunder; (b) agrees that it will, independently and without reliance upon the Terminating Purchaser, the Terminating Liberty Street Investor, the Administrative Agent or any of their respective Affiliates and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and any other Related Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Purchase Agreement and the other Related Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations and other undertakings which by the terms of the Purchase Agreement are required to be performed by it as a Purchaser, an Investor or a Purchaser Agent, as applicable; (e) specifies as its address for notices and its account for payments the office and account set forth on Schedule I hereof and (f) agrees that it will not institute against Market Street or the Yorktown Purchaser any proceeding of the type referred to in Section 14.6 of the Purchase Agreement prior to the date which is one year and one day after the payment in full of all Commercial Paper issued by the Market Street or the Yorktown Purchaser, as applicable. Each of the Market Street and the Market Street Investor, in their respective capacities as a Purchaser and an Investor, hereby appoints and authorizes the Market Street Purchaser Agent as the Purchaser Agent for the Market Street Purchaser Group to take such action as agent on its behalf and to exercise such powers and discretion under the Purchase Agreement and the other Related Documents as are delegated to a Purchaser Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Market Street Purchaser Agent hereby accepts the appointment as Purchaser Agent for the Market Street Purchaser Group.
SECTION 4. Amendments to Original Receivables Purchase Agreement. Effective as of the Effective Date, the Original Receivables Purchase Agreement is hereby amended to reflect the changes marked in the conformed copy of the Receivables Purchase Agreement attached as Exhibit A hereto.

SECTION 5. Amendments to Original Sale Agreement. Effective as of the Effective Date, the Sale Agreement is hereby amended as follows:
(a) Exhibit C referred to in, and attached to the Original Sale Agreement is hereby deleted and replaced in its entirety with the revised Exhibit C attached hereto.
(b) Schedule 5.1(a) attached to the Original Sale Agreement hereto is hereby deleted and replaced in its entirety with the revised Schedule 5.1(a) attached hereto.
(c) Schedule 5.1(n) referred to in, and attached to, the Original Sale Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 5.1(n) attached hereto.
(d) Schedule 10.2 referred to in, and attached to, the Original Sale Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 10.2 attached hereto.
SECTION 6. Release of Heatcraft Refrigeration; Consent to Retransfer.
(a) Scotiabank and Bank of America each does hereby sell, assign, transfer and reconvey, without recourse, representation or warranty, all of its right, title and interest in and to each Heatcraft Receivable to LPAC and does hereby release, terminate and discharge any and all Adverse Claims created by it on all of the Heatcraft Receivables. In connection therewith Scotiabank and Bank of America authorize the termination of any lockbox account arrangements and the filing of UCC financing statement terminations relating to the Heatcraft Receivables. Each of LPAC and Heatcraft Refrigeration hereby agrees that they shall not have any recourse against Scotiabank, Bank of America or any other Secured Party with respect to any Heatcraft Receivable and none of Scotiabank, Bank of America or any other Secured Party makes any representation or warranty or assumes any responsibility with respect to the Heatcraft Receivables, except that Scotiabank, as to itself, and Bank of America, as to itself, each represents and warrants that the rights and interests being transferred by it are being transferred free and clear of any Adverse Claim created by such Person.
(b) Each of the Administrative Agent and the Secured Parties hereby consents to the transfer and assignment by LPAC of the Heatcraft Receivables to Heatcraft Refrigeration pursuant to that certain Transfer and Assignment, dated December 13, 2007 (the “Transfer and Assignment”), by and between LPAC and Heatcraft Refrigeration.
SECTION 7. Consent of Assurance Provider.
The Assurance Provider hereby consents to the amendments to the Sale Agreement and to the Purchase Agreement set forth in this Amendment and in each amendment to the Purchase Agreement and each other Transaction Document made on or before the date hereof. The Assurance Provider hereby represents and warrants that it has received executed copies of each of the documents referred to in the immediately preceding sentence.

SECTION 8. Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:
(a) Amendments. Each of the following shall have been executed and delivered by a duly authorized officer of each party thereto: (i) this Amendment, (ii) each amendment dated the date hereof to each of the Lockbox Agreements and (ii) each of the Fee Letters dated the date hereof.
(b) Fees. (i) All of the fees and other amounts due and payable on the date hereof pursuant to the Fee Letters shall have been received by each of the Agents by wire transfer in immediately available funds.
(c) Initial Seller Note Cancelled. The Administrative Agent shall have received evidence that the Initial Seller Note issued to Heatcraft Refrigeration has been cancelled.
(d) Stock Certificate Cancelled. The Administrative Agent shall have received evidence that the stock certificate issued by LPAC to Heatcraft Refrigeration has been cancelled.
(e) Financing Statements and Search Reports. The Administrative Agent shall have received acknowledgement copies of proper Financing Statements and/or amendments or terminations to existing Financing Statements, duly filed with the appropriate filing offices before the Effective Date, or other similar instruments or documents, as may be necessary or, in the opinion of the Bank of America, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Secured Parties’ security interest in the Collateral.
(f) Representations and Warranties. Each Agent shall have received a Certificate of an officer of each of the Seller and the Master Servicer certifying that the representations and warranties of each of the Seller and the Master Servicer contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof.
(g) Covenants. The Seller and the Master Servicer shall each be in compliance with each of its covenants set forth herein and each of the Transaction Documents to which it is a party.
(h) No Default. No event has occurred which constitutes a Liquidation Event and the Termination Date shall not have occurred.
(i) Other Information. The Seller and the Master Servicer shall each have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Bank of America may request.
(j) Perfection and Priority Opinion. The Administrative Agent, the Yorktown Purchaser Agent and the Market Street Purchaser Agent shall have received an opinion of counsel to Lennox and LPAC, in a form acceptable to the Administrative Agent, regarding the perfection and priority of the security interest of the Administrative Agent, on behalf of the Secured Parties, in the Collateral.

(k) Reliance Letters. The Administrative Agent, the Yorktown Purchaser Agent and the Market Street Purchaser Agent shall have received letters allowing such entities to rely on the opinions of counsel to Lennox and LPAC delivered to Scotiabank regarding true sale, nonconsolidation and corporate matters.
SECTION 9. Approval of Independent Director.
Carrie L. Tillman has been elected as the Independent Director of LPAC Corp. By their signatures hereto the Agents hereby give their approval of such Independent Director as provided in the definition of “Independent Director”.
SECTION 10. Covenants Regarding Lockbox Agreements. The Seller and Lennox hereby covenant and agree to execute and deliver within thirty (30) days from the Effective Date a Lockbox Agreement in form and substance acceptable to the Agents with respect to all Lockbox Accounts.
SECTION 10. Miscellaneous.
(a) References in Transaction Documents. Upon the effectiveness of this Amendment, each reference in a Transaction Document to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to such Transaction Document as amended hereby, and each reference to a Transaction Document in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to such Transaction Document as amended hereby.
(b) Effect on Transaction Documents. Except as specifically amended above, the Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under any Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
(d) Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(e) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(f) Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(g) Amendments. This Amendment may not be amended or otherwise modified except as provided in the Transaction Documents.
(h) GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALLIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

LPAC CORP.

By:

Name:

Title:

LENNOX INDUSTRIES INC.

By:

Name:

Title:

HEATCRAFT REFRIGERATION PRODUCTS LLC

By:

Name:

Title:

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BANK OF AMERICA, NATIONAL ASSOCIATION, as the Yorktown Purchaser Agent and the Administrative Agent

By:

Name:

Title:

YC SUSI TRUST, as the Yorktown Purchaser

By: Bank of America, National Association, as Administrative Trustee

By:

Name:

Title:

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PNC BANK, NATIONAL ASSOCIATION, as the Market Street Purchaser Agent

By:

Name:

Title:

MARKET STREET FUNDING LLC, as a Purchaser

By:

Name:

Title:

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LIBERTY STREET FUNDING LLC, as Terminating Purchaser

By:

Name:

Title:

THE BANK OF NOVA SCOTIA, as Terminating Liberty Street Purchaser and as outgoing Administrative Agent

By:

Name:

Title:

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Acknowledged and consented to by:

LENNOX INTERNATIONAL INC., as Assurance Provider

By:

Name:

Title:

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